UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 8, 2016

BUTLER NATIONAL CORPORATION
 (Exact Name of Registrant as Specified in its Charter)

Kansas
 (State or Other Jurisdiction of Incorporation)
0-1678 (Commission File Number)	41-0834293 (IRS Employer Identification No.)
19920 W. 161st Street, Olathe, Kansas (Address of Principal Executive Offices)	66062 (Zip Code)

913-780-9595
 (Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On November 8, 2016, at the 2016 Annual Meeting of Shareholders of Butler National Corporation (the "Company"), the Company intends to make an investor presentation (the "Investor Presentation"), a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K, including the Investor Presentation, shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.

This Form 8-K, including the Investor Presentation, may contain "forward-looking statements" within the meaning of the safe harbor provisions of the federal securities laws. These statements are based on the Company's expectations and involve risks and uncertainties that could cause our actual results to differ materially from those set forth in the statements. These risks are discussed in the Company's filings with the Securities and Exchange Commission ("SEC"), including an extensive discussion of these risks in the Company's Annual Report on Form 10-K for the year ended April 30, 2016. Such forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement.  If the Company does update any forward-looking statement, no inference should be drawn that it will make additional updates with respect to that statement or any other forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.
(d)	Exhibits
99.1	Investor Presentation for the 2016 Annual Meeting of Shareholders of Butler National Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BUTLER NATIONAL CORPORATION (Registrant)
Date: November 08, 2016	/S/ Clark D. Stewart Clark D. Stewart (President and Chief Executive Officer)
Date: November 08, 2016	/S/ Craig D. Stewart Craig D. Stewart (Chief Financial Officer)